AETNA GENERATION PORTFOLIOS, INC.


                       Supplement dated August 14, 1998


The information in this Supplement updates and amends the information contained in the Prospectus dated May 1, 1998. This Supplement should be read with that Prospectus.


Effective August 3, 1998, the following replaces the section entitled "Management of the Generation Portfolios--Jeanne Wong-Boehm" on pages 13 and 14:


Carl Baker, Vice President, Aeltus, assumed responsibility for the selection of U.S. Dollar Bonds for the Portfolios in August 1998. Mr. Baker joined Aeltus in 1987 and manages fixed-income portfolios employing different strategies.


Jeanne Wong-Boehm, Managing Director, Aeltus, is responsible for the selection of money market investments for the Portfolios. Ms. Wong-Boehm joined Aetna in 1983 as a fixed income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.


The following replaces the reference to "Transfer, Dividend Disbursing and Redemption Agent" on the back cover of the Prospectus:


                   TRANSFER, DIVIDEND DISBURSING
                   AND REDEMPTION AGENT


                   First Data Investors Services Group, Inc.
                   4400 Computer Drive
                   Westborough, Massachusetts 01581





X.Aetna-98-2                                                  August 1998